Simple Agreements for Future Equity and Advance Subscription Agreements	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Simple Agreements for Future Equity and Advance Subscription Agreements
4. Simple Agreements for Future Equity and Advance Subscription Agreements
From 2017 to 2021, the Company issued Simple Agreements for Future Equity (“SAFE”) and Advance Subscription Agreements (“ASA”) to several investors. The SAFE and ASA agreements have no maturity date and bear no interest. The SAFE Agreements provide a right to the holder to (a) future equity in the Company in the form of SAFE Preferred Stock when it completes an Equity Financing (as defined in the SAFE agreements), or (b) future equity in the form of Common Stock or cash proceeds if there is a liquidity event or dissolution event. The ASA Agreements provide a right to the holder to future equity in the Company in the form of Common Stock when it completes an Equity Financing, in the event of a sale, on the date falling six months from the date of the Agreement, or at the option of the holder on the closing of a
Non-Qualifying
Financing Round (as defined in the ASA agreements) or at any time prior to the occurrence of any of the events listed above.
The SAFE and ASA agreements will expire and terminate upon either (i) the issuance of shares to the investor pursuant to an equity financing event or (ii) the payment, or setting aside for payment, of amounts due to the investor pursuant to a liquidity or dissolution event.
On July 23, 2021, in connection with a Series A financing, all outstanding SAFEs were converted through the issuance of 0.02 million shares of SAFE Preferred Stock. There were no outstanding SAFEs as of December 31, 2022 or 2021.